UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 23, 2004



                            PETMED EXPRESS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                      Commission file number 000-28827
                                             ---------


                 FLORIDA                       65-0680967
        ----------------------------          -------------
        (State or other jurisdiction          (IRS Employer
     of incorporation or organization)      Identification No.)


 1441 S.W. 29th Avenue, Pompano Beach, Florida      33069
 ---------------------------------------------   ----------
  (Address of principal executive offices)       (Zip Code)



  Registrant's telephone number, including area code: (954) 979-5995
                                                      --------------


                              Not Applicable
       -----------------------------------------------------------
      (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[   ] Written communications pursuant to Rule 425 under the Securities Act


[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act


[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act


[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act




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Item 7.01   Regulation FD Disclosure.


    On August 23, 2004, PetMed Express, Inc. issued a press release reporting the company's reaction to a class action lawsuit filed on August 17, 2004. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.                    Description

99.1 Press Release issued by PetMed Express, Inc. on August 23, 2004


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: August 24, 2004

By:  /s/  Menderes Akdag
     ----------------------
     Menderes Akdag

     Chief Executive Officer
     (principal executive officer)

By:  /s/  Bruce S. Rosenbloom
     ----------------------------
     Bruce S. Rosenbloom

     Chief Financial Officer
     (principal financial and accounting officer)




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                               EXHIBIT INDEX

Exhibit No.                   Description


99.1 Press Release issued by PetMed Express on August 23, 2004




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